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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 26, 2001



                                 EPICEDGE, INC.
               (Exact Name of Registrant as Specified in Charter)


                                      TEXAS
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                 0-9129                                  75-1657943
        (Commission File Number)            (I.R.S. Employer Identification No.)


                   5508 HIGHWAY 290 WEST, AUSTIN, TEXAS 78735
           (Address of principal executive offices including zip code)


                                 (512) 261-3346
              (Registrant's telephone number, including area code)



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ITEM 5.      OTHER EVENTS
             In November 2001, a founding shareholder surrendered 9,085,101 shares of the Company's common stock. The surrendered shares are a non-cash event and were a condition of a previously disclosed financing.

ITEM 6.      RESIGNATIONS OF REGISTRANT'S DIRECTORS

             In November 2001, Bruce Quackenbush resigned from our Board of Directors. Mr. Quackenbush did not indicate that the resignation was a result of any disagreement with us on any matters relating to our operations, policies or practices, and we were furnished with a letter to that effect. The remaining directors are Carl Rose, Richard Carter, Panna Sharma, Eric Loeffel, Mark McManigal, and John Svahn.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


   (B)      Exhibits

            Exhibit 99.1          Press Release










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                                   SIGNATURES





         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         EPICEDGE, INC.

                                         By:  /S/  PETER COVERT
                                            -----------------------------------
                                            Peter Covert
                                            Financial and Accounting Officer




DATE: December 20, 2001




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                                    EXHIBITS
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EXHIBIT   NO.                                                       PAGE
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Exhibit 99.1                  Press Release




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